Domo Announces Fiscal 2020 First Quarter Financial Results
28% Year-Over-Year Growth in Revenue
77% Subscription Gross Margin

Silicon Slopes, Utah - June 6, 2019 - Domo, Inc. (Nasdaq: DOMO), provider of the leading cloud-based operating system for business, today announced results for the fiscal 2020 first quarter ended April 30, 2019.

Fiscal First Quarter Results

•	Total revenue was $40.8 million, an increase of 28% year over year

•	Subscription revenue was $34.4 million, an increase of 29% year over year

•	Subscription revenue represented 84% of total revenue

•	Billings were $41.1 million or 22% year-over-year growth

•	Net cash used in operating activities was $26.7 million, an improvement of 28% year over year

•	Adjusted net cash used in operating activities was $22.2 million, an improvement of 40% year over year

•	Subscription gross margin was 77%, an improvement of more than 7 percentage points from Q1 FY19

•	GAAP operating margin improved by 54 percentage points year over year

•	Non-GAAP operating margin improved by 73 percentage points year over year

•	GAAP operating expenses decreased 4% year over year

•	Non-GAAP operating expenses decreased 15% year over year

•	GAAP net loss was $35.5 million, and GAAP net loss per share was $1.32, based on 27.0 million weighted-average shares outstanding

•	Non-GAAP net loss was $29.2 million, and non-GAAP net loss per share was $1.08, based on 27.0 million weighted-average shares outstanding

•	Cash, cash equivalents and short-term investments were $154.0 million as of April 30, 2019

Comments
"As the results show, our strong business execution in Q1 has helped us sustain growth and achieve operating leverage," said Josh James, Domo founder and CEO. "I’m particularly pleased with our people and their performance delivering 29% growth in subscription revenue, while lowering operating expenses 15%. Today we've seen how challenging and expensive it is for even the largest technology vendors to deliver only a few pieces of what we've built in our platform. I'm continually impressed how our customers, some of which are the world's biggest corporations, are transforming their businesses by using our platform with our rapidly expanding portfolio of enterprise applications and advanced data offerings."

"Q1 was another solid quarter for us," said Bruce Felt, CFO. "We are executing well against our plan as we balance improvements in our expense profile and investments to capture the incredible growth opportunity in front of us, while we march toward cash flow positive with our fully funded business."

Recent Highlights
We believe the following points and accolades are leading indicators of what’s to come in our business through our commitment to product innovation and customer success:

•
At Domopalooza 2019, Domo announced new product enhancements, solutions and integrations to help the world’s largest companies leverage the power and scale of the Domo platform to accelerate their digital transformation journey and get more value from their business data. These announcements included:

◦
Expansion of data science, artificial intelligence and machine learning capabilities to speed the time from insights to action with: Domo Business Automation Engine (BAE), Did You Know, and Amazon Sagemaker and Jupyter Integrations.

◦	New apps and other advanced offerings to deliver rapid time to value for customers with the Domo Marketing Suite and Domo IoT Cloud

◦
New offerings to help the world’s largest companies push digital transformation more broadly across the enterprise with: New Enterprise Security and Governance Capabilities and the Domo Certification Program

•
Domo maintained a perfect recommend score for the third consecutive year, and was again ranked as a leader in both the Customer Experience and Vendor Credibility models in Dresner Advisory Services' 2019 Wisdom of Crowds BI Market Study.

•
Domo was ranked #1 out of 23 vendors in Dresner Advisory Services' 2019 Self Service Business Intelligence Market Study, recognized for its collaborative, governance, storytelling and integration features.

•	Domo was named a top ranked vendor in Dresner Advisory Services' 2019 Cloud Computing and Business Intelligence Market Study for the third consecutive year.

•	Domo was named on 2019 Women Tech Council Shatter List for its impactful measures to transform technology culture and helping to break technology’s glass ceiling.

Business Outlook
Based on information available as of June 6, 2019, Domo is providing the following guidance for Q2 and full year fiscal 2020:
Q2 Fiscal 2020

•	Revenue is expected to be in the range of $41.0 million to $42.0 million

•	Non-GAAP net loss per share is expected to be between $0.98 and $1.02 based on 27.5 million weighted-average shares outstanding
Full Year Fiscal 2020

•	Revenue is expected to be in the range of $173.0 million to $174.0 million

•	Non-GAAP net loss per share is expected to be between $3.79 and $3.87 based on 27.6 million weighted-average shares outstanding
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2020 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#9192995. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) June 20, 2019.

About Domo
Domo’s mission is to be the operating system for business, digitally connecting all your people, your data and your systems, empowering them to collaborate better, make better decisions and be more efficient, right from their phones. Domo works with many of the world’s leading and most progressive brands across multiple industries including retail, media and entertainment, manufacturing, finance and more. For more information about Domo (Nasdaq: DOMO), visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q2 fiscal quarter and full fiscal year 2020, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors"

and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 15, 2019 and the Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2019 expected to be filed with the SEC on or about June 12, 2019.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2018	2019
Revenue:
Subscription	$26,663	$34,391
Professional services and other	5,282	6,407
Total revenue	31,945	40,798
Cost of revenue:
Subscription (1)	8,056	8,035
Professional services and other (1)	3,510	4,769
Total cost of revenue	11,566	12,804
Gross profit	20,379	27,994

Operating expenses:
Sales and marketing (1)	39,656	35,949
Research and development (1)	19,064	17,099
General and administrative (1), (2), (3)	4,644	8,017
Total operating expenses	63,364	61,065
Loss from operations	(42,985)	(33,071)

Other expense, net (1)	(1,919)	(2,325)
Loss before provision for income taxes	(44,904)	(35,396)
Provision for income taxes	603	140
Net loss	$(45,507)	$(35,536)

Net loss per share (basic and diluted)	$(27.63)	$(1.32)
Weighted-average number of shares (basic and diluted)	1,647	26,966

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$15	$123
Professional services and other	8	93
Sales and marketing	305	4,008
Research and development	483	2,065
General and administrative	1,265	1,238
Other income, net	17	48
Total stock-based compensation expenses	$2,093	$7,575

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$(3,513)	$(1,293)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2019	2019
Assets
Current assets:
Cash and cash equivalents	$176,973	$90,763
Short-term investments	—	63,238
Accounts receivable, net	48,421	36,207
Contract acquisition costs	10,425	10,829
Prepaid expenses and other current assets	10,935	15,545
Total current assets	246,754	216,582

Property and equipment, net	12,595	12,581
Contract acquisition costs, noncurrent	18,030	16,889
Intangible assets, net	4,415	4,261
Goodwill	9,478	9,478
Other assets	1,360	1,187
Total assets	$292,632	$260,978

Liabilities, convertible preferred stock and stockholders' equity
Current liabilities:
Accounts payable	$2,609	$3,142
Accrued expenses and other current liabilities	48,139	37,936
Current portion of deferred revenue	88,959	89,219
Total current liabilities	139,707	130,297

Deferred revenue, noncurrent	4,943	4,950
Other liabilities, noncurrent	6,210	6,030
Long-term debt	97,245	98,156
Total liabilities	248,105	239,433

Commitments and contingencies

Stockholders' equity:
Common stock	26	27
Additional paid-in capital	956,145	968,754
Accumulated other comprehensive income	438	382
Accumulated deficit	(912,082)	(947,618)
Total stockholders' equity	44,527	21,545
Total liabilities and stockholders' equity	$292,632	$260,978

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2018	2019
Cash flows from operating activities
Net loss	$(45,507)	$(35,536)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,285	1,764
Amortization of contract acquisition costs	1,727	2,678
Stock-based compensation	2,093	7,575
Other, net	(3,180)	(659)
Changes in operating assets and liabilities:
Accounts receivable, net	7,066	12,214
Contract acquisition costs	(1,923)	(2,062)
Prepaid expenses and other assets	602	(4,493)
Accounts payable	4,428	551
Accrued and other liabilities	(6,247)	(8,977)
Deferred revenue	1,769	267
Net cash used in operating activities	(36,887)	(26,678)

Cash flows from investing activities
Purchases of property and equipment	(1,617)	(1,474)
Purchases of securities available for sale	—	(63,008)
Net cash used in investing activities	(1,617)	(64,482)

Cash flows from financing activities
Payments of costs related to initial public offering	(1,311)	—
Proceeds from issuance of convertible preferred stock, net of issuance costs	(87)	—
Proceeds from shares issued in connection with employee stock purchase plan	—	4,518
Shares repurchased for tax withholdings on vesting of restricted stock	—	(900)
Debt proceeds, net of issuance costs	49,674	—
Proceeds from exercise of stock options	212	1,338
Principal payments on capital lease obligations	(44)	—
Net cash provided by financing activities	48,444	4,956
Effect of exchange rate changes on cash and cash equivalents	24	(6)
Net increase (decrease) in cash and cash equivalents	9,964	(86,210)
Cash and cash equivalents at beginning of period	61,972	176,973
Cash and cash equivalents at end of period	$71,936	$90,763

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2018	2019
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$26,663	$34,391
Cost of revenue:
Subscription	8,056	8,035
Subscription gross profit on a GAAP basis	18,607	26,356
Subscription gross margin on a GAAP basis	70%	77%

Stock-based compensation	15	123
Subscription gross profit on a non-GAAP basis	$18,622	$26,479
Subscription gross margin on a non-GAAP basis	70%	77%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$63,364	$61,065
Stock-based compensation	(2,053)	(7,311)
Amortization of certain intangible assets	(20)	(20)
Reversal of contingent tax-related accrual	3,513	1,293
Total operating expenses on a non-GAAP basis	$64,804	$55,027

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(42,985)	$(33,071)
Stock-based compensation	2,076	7,527
Amortization of certain intangible assets	20	20
Reversal of contingent tax-related accrual	(3,513)	(1,293)
Operating loss on a non-GAAP basis	$(44,402)	$(26,817)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(135)%	(81)%
Stock-based compensation	7	18
Amortization of certain intangible assets	—	—
Reversal of contingent tax-related accrual	(11)	(3)
Operating margin on a non-GAAP basis	(139)%	(66)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(45,507)	$(35,536)
Stock-based compensation	2,093	7,575
Amortization of certain intangible assets	20	20
Reversal of contingent tax-related accrual	(3,513)	(1,293)
Net loss on a non-GAAP basis	$(46,907)	$(29,234)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(27.63)	$(1.32)
Stock-based compensation	1.27	0.29
Amortization of certain intangible assets	0.01	—
Reversal of contingent tax-related accrual	(2.13)	(0.05)
Net loss per share on a non-GAAP basis	$(28.48)	$(1.08)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2018	2019
Billings:
Total revenue	$31,945	$40,798
Add:
Deferred revenue (end of period)	68,718	89,219
Deferred revenue, noncurrent (end of period)	4,007	4,950
Less:
Deferred revenue (beginning of period)	(66,712)	(88,959)
Deferred revenue, noncurrent (beginning of period)	(4,244)	(4,943)
Increase in deferred revenue (current and noncurrent)	1,769	267
Billings	$33,714	$41,065

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(36,887)	$(26,678)
Proceeds from shares issued in connection with employee stock purchase plan	—	4,518
Adjusted net cash used in operating activities	$(36,887)	$(22,160)